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Novastar 2005-3

                               #Of  Loans     Balance      Avg balan   % of the pool  Seasoning  WAC   WARM  FICO   OLTV     CLTV
      Aggregated pool               3,656   707,104,168    193,409.24     100.00%          1     7.10   340   649   73.83   82.07
2nd lien                            1,159    73,027,011     63,008.64      10.33%          1    10.05   179   666      20   99.45
IO loans only                         529   165,338,919    312,549.94      23.38%          1     6.31   359   672   80.79   80.79

***rates:
9.5-10                                315    19,512,468     61,944.34       2.76%          1     9.90   195   657    25.7   98.09
10.01-10.5                            182    11,686,751     64,212.92       1.65%          1    10.38   185   650   21.35   98.68
10.51-11                              199    13,123,054     65,945.00       1.86%          1    10.86   181   639   20.49   99.01
11.01-12                              129     6,596,515     51,135.78       0.93%          1    11.56   179   635   19.37   98.75
12.01-13                               23     1,369,548     59,545.55       0.19%          1    12.47   181   611      20   99.41
gt 13%


FICO---
<500                                    2       161,679     80,839.31       0.02%          1     8.85   359   500      80   80.00
501-525                                76    16,082,464    211,611.37       2.27%          1     8.23   359   512    75.1   75.10
526-550                                62    12,019,736    193,866.72       1.70%          1     7.97   358   538   74.71   74.71
551-575                               134    28,920,134    215,821.90       4.09%          1     7.51   359   565   79.87   79.87
576-600                               381    63,585,906    166,892.14       8.99%          1     7.16   347   590   75.07   80.38
601-625                               677   118,654,492    175,265.13      16.78%          1     7.22   340   613   73.99   81.91
626-650                               656   127,935,651    195,023.86      18.09%          1     7.06   338   638   73.65   82.45

<50,000                               524    17,588,466     33,565.77       2.49%          1     9.98   191   653    23.2   97.05
50,000-75,000                         398    24,925,296     62,626.37       3.52%          1     9.50   220   653   34.07   95.04
75,000-100,000                      2,360   474,140,496    200,906.99      67.05%          1     7.06   344   645   74.82   81.16
400,000-500,000                       227   101,325,109    446,366.12      14.33%          1     6.63   359   657   81.54   81.54
500,001-600,000                        93    51,162,038    550,129.44       7.24%          1     6.56   359   661   81.25   81.25
>600,000                               54    37,962,764    703,014.15       5.37%          1     6.60   359   669    80.4   80.40

LTV
80-85                                 157    39,686,759    252,781.90       5.61%          1     6.91   358   621   84.19   84.19
85.01-90                              225    58,834,784    261,487.93       8.32%          1     7.00   358   642   89.55   89.55
90.01-95                              136    34,922,824    256,785.47       4.94%          1     7.45   359   632   94.44   94.44
95.01-100                              10     1,632,792    163,279.21       0.23%          2     7.50   358   656   98.97   98.97

Stated doc                           1770   353,642,333    199,797.93      50.01%          1     7.31   336   662    71.5   81.54
streamlined doc                        --            --            --       0.00%         --     0.00    --    --      --    0.00

2nd home                              122    20,279,868    166,228.42       2.87%          1     7.22   338   693    75.5   84.79
investment property                    90    17,931,262    199,236.25       2.54%          1     7.54   357   668   80.05   80.85
cash out loans                       1211   277,551,602    229,192.07      39.25%          1     6.92   351   627   76.66   79.68
condo                                 391    64,019,667    163,733.16       9.05%          1     7.06   336   662   73.21   83.13
2-4 family                            175    45,913,333    262,361.90       6.49%          1     7.09   343   674   74.46   81.28

fixed rate                           1413   124,357,405     88,009.49      17.59%          1     8.73   251   660   43.46   90.28
arm                                  2243   582,746,763    259,806.85      82.41%          1     6.75   359   647   80.31   80.31

CA                                   1269   331,872,804    261,523.09      46.93%          1     6.91   340   656   73.17   81.35
NY                                    166    37,859,200    228,067.47       5.35%          1     6.91   341   647   74.42   82.24
MASS                                  108    21,985,401    203,568.52       3.11%          1     6.80   341   648   72.34   80.22
GA                                     45     4,748,028    105,511.74       0.67%          1     7.44   339   642   74.44   83.40

DTI                                  3460   666,653,741    192,674.49      94.28%          1     7.10   339   650   73.61   82.02
DTI > 50                              196    40,450,427    206,379.73       5.72%          1     7.05   347   637   77.48   82.80

Silent 2nds                          1415   361,352,630    255,372.88      51.10%          1     6.60   359   665   79.81   79.81

                           DTI  % Of Full Doc  % of Primary  % of (single family and PUD) ***   % of cashout  % of 2nd lien   IO %
      Aggregated pool     41.00      32.43         94.60                  83.78                    39.25            10.33     23.38
2nd lien                  41.41      24.39         96.51                  83.38                    14.49           100.00      0.00
IO loans only             39.61      39.24         97.93                  87.15                    36.90             0.00    100.00

***rates:
9.5-10                    41.42      27.37         93.30                  79.66                    21.03            90.89      0.00
10.01-10.5                41.81      23.44         98.13                  87.16                    16.75            96.83      0.00
10.51-11                  41.99      19.03         98.35                  79.65                    18.22            98.83      0.00
11.01-12                  42.49      20.60         98.59                  85.65                    10.97            99.51      0.00
12.01-13                  43.11      13.25        100.00                  92.16                     5.82           100.00      0.00
gt 13%


FICO---
<500                      39.80     100.00        100.00                 100.00                    44.97             0.00      0.00
501-525                   39.70      51.10         97.47                  90.71                    87.03             0.00      0.00
526-550                   41.04      55.77         95.61                  89.31                    85.61             0.00      3.24
551-575                   41.79      44.25         98.17                  91.23                    75.94             0.00      2.05
576-600                   40.77      56.66         97.54                  87.80                    54.72             6.64     10.52
601-625                   41.52      36.97         96.59                  89.06                    44.73             9.95     14.45
626-650                   40.86      36.56         96.22                  80.94                    39.06            11.04     22.85

<50,000                   39.70      43.05         94.24                  84.03                    16.26            92.41      0.00
50,000-75,000             41.19      32.69         93.13                  81.28                    20.14            76.25      0.78
75,000-100,000            40.96      34.89         94.25                  84.03                    40.35             7.97     20.81
400,000-500,000           41.43      24.22         96.40                  81.44                    40.87             0.00     37.48
500,001-600,000           40.73      23.19         96.76                  83.68                    40.28             0.00     33.41
>600,000                  41.16      30.99         92.38                  88.52                    42.99             0.00     30.06

LTV
80-85                     40.38      46.99         95.61                  84.95                    80.18             0.00     21.33
85.01-90                  40.03      42.84         86.13                  86.37                    60.26             0.00     22.62
90.01-95                  41.95      55.17         89.14                  78.41                    57.52             0.00     20.42
95.01-100                 43.77      63.94        100.00                  75.35                    48.26             0.00      0.00

Stated doc                41.27       0.00         94.34                  82.70                    31.14            12.60     17.21
streamlined doc            0.00       0.00          0.00                   0.00                     0.00             0.00      0.00

2nd home                  40.09      27.39          0.00                  75.79                     8.76            11.62     16.06
investment property       41.03      37.98          0.00                  74.09                    34.13             1.05      0.95
cash out loans            40.87      41.17         97.15                  85.40                   100.00             3.81     21.98
condo                     41.86      32.05         91.41                   0.00                    28.15            12.42     28.42
2-4 family                41.97      22.89         91.22                   0.00                    41.54             8.60      5.78

fixed rate                41.13      31.51         96.44                  84.70                    34.97            58.72      0.00
arm                       40.97      32.63         94.20                  83.58                    40.17             0.00     28.37

CA                        41.22      24.53         95.88                  83.93                    39.73            10.26     31.49
NY                        42.13      42.39         98.29                  73.58                    42.28             9.78     19.57
MASS                      42.10      33.31         91.83                  62.31                    45.11             9.87     18.32
GA                        40.42      45.04         75.72                  81.31                    14.99            11.20     19.47

DTI                       40.24      31.05         94.93                  84.22                    38.37            10.55     24.29
DTI > 50                  53.43      55.25         89.03                  76.41                    53.72             6.72      8.41

Silent 2nds               41.31      28.86         96.83                  83.55                    18.80             0.00     31.91

*** Excludes Attached PUDs